UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 OR 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 4, 2026

AdaptHealth Corp.

(Exact name of registrant as specified in its charter)

Delaware	001-38399	82-3677704
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

555 East North Lane, Suite 5075, Conshohocken, PA	19428
(Address of principal executive offices)	(Zip Code)

(610) 424-4515
(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	AHCO	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On May 5, 2026, AdaptHealth Corp. (the “Company”) filed a Current Report on Form 8-K (the “Original Filing”) reporting, among other things, the appointment of Daniel McFadden as Chief Operating Officer of the Company, effective as of May 4, 2026 (the “Appointment Date”). The Original Filing inadvertently reported the Date of Report (Date of earliest event reported) on the cover page as May 5, 2026, when it should have been reported as May 4, 2026. The Company is filing this Amendment No. 1 on Form 8-K/A (this “Amendment No. 1”) to (i) correct the incorrect Date of Report on the Original Filing and (ii) provide additional information regarding material changes to Mr. McFadden’s compensation that had not been determined at the time of the Original Filing. This Amendment No. 1 supplements the Original Filing and should be read in conjunction with the Original Filing.

On May 27, 2026, in connection with Mr. McFadden’s promotion to Chief Operating Officer, the Compensation Committee of the Company’s Board of Directors (the “Committee”) approved an increase to Mr. McFadden’s annual base salary from $410,000 to $550,000, with retroactive effect to the Appointment Date. Mr. McFadden will continue to be eligible to receive an annual incentive bonus with a target amount equal to 100% of his increased base salary. For the Company’s 2026 fiscal year, such target bonus amount and any actual bonus payable will be pro-rated based on the actual base salary paid to Mr. McFadden in 2026. The Committee also approved a one-time grant of restricted stock units covering a number of shares of the Company’s common stock with a value of $464,110 (determined in a manner consistent with the Company’s historic practices) pursuant to the Company’s Second Amended and Restated 2019 Stock Incentive Plan, 50% of which will vest in equal installments annually over three years and 50% of which will be eligible to vest between 0% and 200% based on the Company’s total shareholder return (“TSR”) relative to the TSRs of the Company’s peer companies over a three-year performance period beginning on February 1, 2026, subject to Mr. McFadden’s continued employment with the Company.

Except as expressly stated herein, this Amendment No. 1 does not amend or update any other information contained in the Original Filing, which remains unchanged.

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Description
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Dated: June 1, 2026

AdaptHealth Corp.

By:	/s/ Jason Clemens
	Name:	Jason Clemens
	Title:	Chief Financial Officer